EXHIBIT 99.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER is made effective as of June 17,  2014,  by and among PANHANDLE OIL AND GAS INC., formerly named Panhandle Royalty Company, an Oklahoma corporation (referred to herein as the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), MIDFIRST BANK, a federally chartered savings association, as Documentation Agent, and BOKF, NA dba Bank of Oklahoma, as Administrative Agent and L/C Issuer.

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent and Lenders entered into that certain Amended and Restated Credit Agreement dated as of November 25, 2013 as modified by a letter amendment dated as of March 5, 2014 (the “Existing Credit Agreement”), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided; and

WHEREAS, Borrower, Administrative Agent and Lenders desire to amend the Existing Credit Agreement for the second time to, among other things set forth herein, increase the Borrowing Base in order to accommodate (in addition to those items set forth in the Existing Credit Agreement) Borrower’s acquisition of a non-operating interest in the Eagle Ford field in LaSalle and Frio Counties, Texas,  modify hedging requirements, modify certain financial covenants, extend the time period to cure certain defaults, increase the percentage requirement of properties to be pledged, extend the maturity date, increase certain fees, and such other amendments as are set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Existing Credit Agreement, in consideration of the loans and other extensions of credit which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I. DEFINITIONS AND REFERENCES

Section 1.1Terms Defined in the Existing Credit Agreement.    Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Existing Credit Agreement shall have the same meanings whenever used in this Amendment.

Section 1.2Other Defined Terms.    Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

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“Amendment” means this Second Amendment to Amended and Restated Credit Agreement.

“Amendment Documents” means this Amendment and all other Loan Documents executed and delivered in connection herewith including but not limited to notes and mortgages covering such of Borrower’s oil and gas properties as deemed necessary by Administrative Agent in its sole discretion.

“Credit Agreement” means the Existing Credit Agreement as amended hereby.

ARTICLE II. AMENDMENTS TO CREDIT AGREEMENT

Section 2.1.Amendments to Section 1.1 of the Existing Credit Agreement  (DEFINED TERMS).

(a)Amendment to Definition of “LIBOR”.  The definition of “LIBOR” is hereby amended and restated in its entirety as follows:

“LIBOR” means, with respect to any LIBOR Loan for any Interest Period, a rate (expressed to the fifth decimal place) equal to (i) the rate of interest which is identified and normally published by ICE Benchmark Administration as the offered rate for loans in United States dollars for the applicable Interest Period as of 11:00 a.m. (London time), on the second full Business Day next preceding the first day of such Interest Period (unless such date is not a Business Day, in which event the next succeeding Business Day will be used); plus (ii) the maximum reserve requirement, if any, then imposed under Regulation D of the Board of Governors of the Federal Reserve System (or any successor thereto) for “Eurocurrency Liabilities” (as defined therein).  If ICE Benchmark Administration no longer reports the LIBOR or Lender determines in good faith that the rate so reported no longer accurately reflects the rate available to Lender in the London Interbank Market or if such index no longer exists or accurately reflects the rate available to Lender in the London Interbank Market, Lender may select a replacement index.

(b)Amendment to Definition of “Maturity Date”.  The definition of “Maturity Date” is hereby amended and restated in its entirety as follows:

“Maturity Date” means November 30, 2018 or as such date may be extended from time to time with the consent of Lenders.

(c)Amendment to Definition of “Note”.  The definition of “Note” is hereby re-captioned “Notes” and is amended and restated in its entirety as follows:

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“Notes” means those certain notes and/or amended and restated promissory notes in substantially the form of Exhibit A, and all renewals and extensions of all or any part thereof issued or to be issued hereunder to each Lender to evidence the indebtedness to such Lender arising by reason of the Advances on the Loan, together with all modifications, renewals and extensions thereof or any part thereof.

(d)Amendment to Definition of “Revolving Commitment”.  The definition of “Revolving Commitment” is hereby amended and restated in its entirety as follows:

“Revolving Commitment” shall mean the lesser of (i) $200,000,000 or (ii) the Borrowing Base in effect from time to time, in each case as reduced or increased, as applicable, from time to time pursuant to the terms hereof.

Section 2.2Amendments to Section 2 of the Existing Credit Agreement (THE COMMITMENTS AND CREDIT EXTENSIONS).

(a)Amendment to Section 2.7 of the Agreement.  The reference to “sixty (60)” set forth in Paragraph “(b)” of Section 2.7 of the Agreement, Mandatory Prepayment for Borrowing Base Deficiency”  is hereby deleted and replaced with “thirty (30)”.

(b)Amendment to Section 2.9 of the Agreement.  Paragraph “(b)” of Section 2.9 of the Agreement, Borrowing Base Increase Commitment Fee” is hereby deleted and replaced with “INTENTIONALLY OMITTED”.

(c)Additional Amendment to Section 2.9 of the Agreement.  A new paragraph is added to Section 2.9 of the Agreement, Other Fees, as paragraph “(e)” as follows:

(e)    Fee Letter.      In addition to certain fees described in paragraphs (a) through (d) above, the Borrower shall pay those certain fees in the amounts and at the times specified in that certain letter regarding fees dated April 16, 2014 from Administrative Agent in favor of Borrower.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

Section 2.3Amendment to Section 4 of the Existing Credit Agreement (AFFIRMATIVE COVENANTS).

(a)A new sub-section enumerated as Section 4.32 and captioned, “Percentage of Properties Subject to Mortgages” is added to Section 4 of the Existing Credit Agreement as follows:

4.32   Percentage of Properties Subject to Mortgage.  The properties mortgaged to the Administrative Agent for the benefit of the Lenders shall represent not less than 80% of the total value of Borrower’s proved, developed and producing Oil and Gas Properties owned by Borrower, as determined by

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Administrative Agent.  Borrower shall execute such mortgages and/or deeds of trust as Administrative Agent may reasonably require in order to maintain the percentage coverage so determined by Administrative Agent.

Section 2.4Amendment to Section 5 of the Existing Credit Agreement (NEGATIVE COVENANTS).

(a)Paragraph “(c)” of Section 5.18 of the Agreement, Hedging Transactions” is hereby amended and restated in its entirety as follows:

(c)     be party to or otherwise enter into any Swap Agreement providing (i) for the hedging, forward sale, swap or any derivative thereof of crude oil or natural gas or other commodities, or (ii) for a swap, collar, floor, cap, option, corridor, or other contract which is intended to reduce or eliminate the risk of fluctuation in interest rates, as such terms are referred to in the capital markets, except the foregoing prohibitions shall not apply to (x) transactions consented to in writing by the Administrative Agent which are on terms acceptable to the Administrative Agent, or (y) Pre Approved Contracts.  The term “Pre Approved Contracts” as used herein shall mean any contract or agreement (i) to hedge, forward sell or swap crude oil or natural gas or otherwise sell up to (A) 100% of the Borrower’s proved, developed and producing oil production for the period covered by the proposed hedging transaction based upon Administrative Agent’s engineering volumes, and (B) up to 100% of the Borrower’s proved, developed and producing gas production for the period covered by the proposed hedging transaction based upon Administrative Agent’s engineering volumes, (ii) with a term of twenty-four (24) months or twelve (12) months past the Maturity Date, whichever is less, (iii) with “strike prices” per barrel or MCF as applicable greater than the Administrative Agent’s forecasted price in the most recent engineering evaluation, and (iv) with counter-parties approved by Administrative Agent.

Section 2.5Amendment to Section 6 of the Existing Credit Agreement  (FINANCIAL COVENANTS).

(a)The reference to “2.50:1.00” set forth in Section “6.1” of the Existing Credit Agreement captioned “Debt to EBITDA Ratio”  is hereby deleted and replaced with “4.00:1.00”.

Section 2.6Amendment to Schedules.

(a)The document attached hereto as Exhibit A shall be attached to the Agreement as “Schedule 2.1” and replace any such Schedule 2.1 attached to the Agreement.

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ARTICLE III. CONDITIONS OF EFFECTIVENESS

Section 3.1    Effective Date.  This Amendment shall become effective as of as of the date hereof when and only when:

(a)Amendment Documents.  Administrative Agent shall have received duly executed and delivered counterparts of each Amendment Document (i) in form, substance and date satisfactory to Administrative Agent, and (ii) in such numbers as Administrative Agent or its counsel may reasonably request.

(b)      Certificates and Resolutions.  Administrative Agent shall have received such certificates and resolutions or consents of the governing body of the Borrower authorizing the transactions described in this Amendment and certifying as to the completeness of the Organizational Documents of the Borrower.

(c)No Default.  No event shall have occurred and be continuing that would constitute an Event of Default or a Default.

(d)Commitment Fee.  Borrower shall have paid Administrative Agent, for the ratable benefit of the Lenders, a non-refundable commitment fee in the amount of $380,000.00 equating to 40 basis points of the increase to the Borrowing Base.

(e)Title Due Diligence.  Borrower shall have provided Administrative Agent satisfactory evidence, as required by the Administrative Agent in its discretion, of the first lien status of the Liens to be granted by Borrower to the Lenders covering a percentage, as deemed reasonably necessary by Administrative Agent, of its PW8 value of Borrower’s Oil and Gas Properties based upon the Administrative Agent’s engineering; provided, however, Borrower covenants and agrees to submit such additional title information as deemed reasonably necessary by Administrative Agent from and after the date hereof.

(f)Opinions of Counsel.  Administrative Agent shall have received originally executed copies of the favorable written opinions of Borrower’s counsel opining as to such matters as Administrative Agent may reasonably request, dated as of the effectiveness of this Amendment and otherwise in form and substance reasonably satisfactory to Administrative Agent.

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ARTICLE IV. REPRESENTATIONS AND WARRANTIES

Section 4.1    Representations and Warranties of Borrower.  In order to induce each Lender to enter into this Amendment, Borrower represents and warrants to Administrative Agent and each Lender that:

(a)All representations and warranties made by Borrower in any Loan Document are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of time of the effectiveness hereof as if such representations and warranties had been made as of the time of the effectiveness hereof (except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specific date).

(b)Borrower has duly taken all corporate action necessary to authorize the execution and delivery by it of the Amendment Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder.

(c)The execution and delivery by Borrower of the Amendment Documents to which it is a party, the performance by it of its obligations under such Amendment Documents, and the consummation of the transactions contemplated by such Amendment Documents, do not and will not (a) conflict with, violate or result in a breach of any provision of (i), to its knowledge, any Law, (ii) its Organizational Documents, or (iii) any material agreement, judgment, license, order or permit applicable to or binding upon it, (b) result in the acceleration of any Indebtedness owed by it, or (c) result in or require the creation of any Lien upon any of its assets or properties except as expressly contemplated or permitted in the Loan Documents.  Except (x) as expressly contemplated in the Amendment Documents and (y) such as have been obtained or made and are in full force and effect, to its knowledge, no permit, consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required on the part of or in its respect in connection with the execution, delivery or performance by it of any Amendment Document or to consummate any transactions contemplated by the Amendment Documents.

(d)This Amendment is, and the other Amendment Documents when duly executed and delivered will be, legal, valid and binding obligations of it, enforceable against it in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights and by general principles of equity.

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ARTICLE V.

JOINDER AND COMMITMENT INCREASE.

(a)Certain Lenders (each, an “Increasing Lender”) agree to increase their respective Commitments on the effective date hereof.  Certain financial institutions that were not previously Lenders but that are signatory hereto (each, an “Additional Lender”) agree to join the Credit Agreement as a “Lender” and to be bound by the terms and conditions of the Credit Agreement.  Pursuant to the Credit Agreement, the amount set forth opposite each Lender’s name on Schedule 2.1 of the Existing Credit Agreement is deemed amended and replaced with the amount set forth opposite such Lender’s name on Exhibit A attached hereto, and a new row is added to the Schedule 2.1 for each Additional Lender to read as set forth for each such Additional Lender on Exhibit A attached hereto, which schedule reflects the new Commitments after giving effect to this clause.

(b)On the effective date hereof, each Additional Lender shall make available to Administrative Agent such amounts in immediately available funds as Administrative Agent shall determine, for the benefit of the Lenders that are not Additional Lenders, are necessary in order to cause each Lender to hold its Applicable Percentage (as shown on Exhibit A attached hereto) (after giving effect to the increase and the application of such amounts to make payments to such Lenders) of the Loans.

ARTICLE VI. BORROWING BASE

From the date hereof through the next Determination Date, the Borrowing Base shall be $130,000,000.00.

ARTICLE VII. MISCELLANEOUS

Section 7.1    Release.    In consideration of the amendments contained herein, Borrower hereby waives and releases each of the Lenders and the Administrative Agent from any and all claims and defenses, known or unknown, with respect to the Existing Credit Agreement and the other Loan Documents and the transactions contemplated thereby

Section 7.2     Ratification and Affirmation.  Borrower hereby acknowledges the terms of the Amended and Restated Credit Agreement, as amended, and ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect.

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Section 7.3    Survival of Agreements.  All of Borrower’s various representations, warranties, covenants and agreements in the Amendment Documents shall survive the execution and delivery thereof and the performance thereof, including the making or granting of the Loans and the delivery of the other Loan Documents, and shall further survive until all of the Obligations are paid in full to each Lender and all of Lenders’ obligations to Borrower are terminated.

Section 7.4     Authorization.  The Lenders hereby authorize the Administrative Agent to execute any and all amendments to any Loan Documents deemed necessary by Administrative Agent to evidence the extension of the term of the Loan as described herein.

Section 7.5    Interpretive Provisions.  Sections 1.2 and 1.3 of the Existing Credit Agreement are incorporated herein by reference herein as if fully set forth.

Section 7.6    Loan Documents.     The Amendment Documents are each a Loan Document, and all provisions in the Existing Credit Agreement pertaining to Loan Documents apply thereto.

Section 7.7     Governing Law.   This Amendment shall be governed by, and construed in accordance with, the Laws of the State of Oklahoma.

Section 7.8    Counterparts; Fax.   This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.  The  Amendment Documents may be validly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

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Signature Page to Second Amendment to Amended and Restated Credit Agreement

BORROWER:PANHANDLE OIL AND GAS INC.,  formerly named Panhandle Royalty Company,

an Oklahoma corporation

/s/ Michael C. Coffman

By:      Michael C. Coffman

Title:   President, CEO

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LENDERS:BOKF, NA dba Bank of Oklahoma

By: /s/ Jeffrey Hall

Name: Jeffrey Hall

Title:   Senior Vice President

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LENDERS:MIDFIRST BANK, as lender and Documentation Agent

By: /s/ James P. Boggs

Name: James P. Boggs

Title:   Senior Vice President

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LENDERS:BANCFIRST

By: /s/ Patrick R. Buss

Name: Patrick R. Buss

Title:   Vice President

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LENDERS:AMARILLO NATIONAL BANK

By: /s/ Greg Jordan

Name: Greg Jordan

Title:   Senior Vice President

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ADMINISTRATIVE AGENT:BOKF, NA dba Bank of Oklahoma

By: /s/ Jeffrey Hall

Name: Jeffrey Hall

Title:   Senior Vice President

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Exhibit A

SCHEDULE 2.1

COMMITTED SUMS
AND COMMITMENT  PERCENTAGES

	Committed Sums
	(based off face amount	Commitment
Lender	of Notes)	Percentage

BOKF, NA	$ 100,000,000.00	50.0000000%
MidFirst Bank	$ 50,000,000.00	25.0000000%
BancFirst	$ 34,615,384.62	17.3076923%
Amarillo National Bank	$ 15,384,615.38	7.6923076%
TOTAL	$ 200,000,000.00	100.0000000%

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